Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Capital Appreciation Fund

(the “Fund”)

Supplement dated May 8, 2023 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated October 1, 2022, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectus entitled “Investment Adviser-Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Ernesto Ramos, Ph.D.	2021	Senior Portfolio Manager and Head of Integrated Equities
David Rosenblatt	2023	Senior Portfolio Manager
Jason Hans, CFA	2018*	Senior Portfolio Manager

* Includes management of the Predecessor Fund.

The section of the Prospectus entitled “Management-Investment Subadvisers- Columbia Management Investment Advisers, LLC is deleted in its entirety and replaced with the following:

Capital Appreciation Fund

Columbia Management Investment Advisers, LLC (“Columbia”)

290 Congress Street, Boston, Massachusetts 02210

Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. Columbia’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, Columbia acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. Columbia managed $371.82 billion in assets as of June 30, 2022.

The Capital Appreciation Fund is managed by Ernesto Ramos, David Rosenblatt and Jason Hans.

Ernesto Ramos, Ph.D., is a Senior Portfolio Manager and Head of Integrated Equities at Columbia. Dr. Ramos joined Columbia in December 2021. He previously served as the Head of Disciplined Equities and Chief Investment Officer of BMO Asset Management Corp. (“BMO AM”), which he joined in 2005. Dr. Ramos began his investment career in 1992 and earned a B.S. from the Massachusetts Institute of Technology, and a Ph.D. and an M.S. from Harvard University.

David Rosenblatt is a Senior Portfolio Manager at Columbia. Mr. Rosenblatt joined the Investment Manager in December 2021. He previously served as a Portfolio Manager at BMO AM, which he joined in 2012. Mr. Rosenblatt began his investment career in 2006 and earned a B.A. from the University of Pennsylvania and an M.B.A. from the University of Chicago Booth School of Business.

Jason Hans, CFA, is a Senior Portfolio Manager at Columbia. Mr. Hans joined Columbia in December 2021. He previously served as a Director and Portfolio Manager at BMO AM, which he joined in 2008. Mr. Hans began his investment career in 1998 and earned a B.S. from Miami University and an M.B.A. from the University of Notre Dame.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.